EXHIBIT 10(a)71
                               SECOND AMENDMENT TO
                              THE SOUTHERN COMPANY
                                  PENSION PLAN

         WHEREAS, the Board of Directors of Southern Company Services, Inc. (the "Company") heretofore adopted The Southern Company Pension Plan, as amended and restated (the "Plan"), effective January 1, 1997; and

         WHEREAS, the Company desires to amend the Plan to clarify the grant of prior service credit to certain employees formerly employed by Commonwealth Edison of Indiana; and

         WHEREAS, the Company also desires to amend the Plan to discontinue eligibility under the Plan for employees classified as temporary employees and to cease the accrual of benefits of any temporary employees who may be participating in the Plan effective as of August 31, 1998; and

         WHEREAS, the Company also desires to amend the Plan to reflect the corporate name change of certain Employing Companies; and

         WHEREAS, the Company also desires to amend the Plan to make certain other technical and miscellaneous corrections; and

         WHEREAS, the Company is authorized pursuant to Section 13.1 of the Plan to amend the Plan at any time.

         NOW, THEREFORE, the Company hereby amends the Plan as follows to be effective as provided herein:

                                       1.

         Effective January 1, 1998, Section 1.16 of the Plan, as amended by the First Amendment to the Plan, is further amended by deleting the last sentence of such Section and substituting the following in lieu thereof:

         Notwithstanding the preceding, "Employee" shall not mean any person who is classified by an Employing Company as an independent contractor regardless of whether such classification is determined to be in error.

                                       2.

         Effective September 1, 1998, Section 2.5 of the Plan is amended by adding the following sentence to the end of the first paragraph thereof:

         Notwithstanding the foregoing, the exclusion set forth in Section 2.6 shall apply with respect to any temporary employee effective as of September 1, 1998.

                                       3.

         Effective September 1, 1998, Section 2.6 of the Plan is amended by deleting such subsection in its entirety and substituting the following in lieu thereof:

         2.6 Exclusion of certain categories of employees. Notwithstanding any other provision of this Article II, leased employees and, effective September 1, 1998, any individuals classified by an Employing Company as temporary employees, regardless of whether either such classification is determined to be in error, shall not be eligible to participate in the Plan. Notwithstanding the preceding sentence, temporary employees, defined as Employees in Section 1.16 and participating in the Plan prior to July 1, 1991, are eligible to participate in the Plan up through and including August 31, 1998.

                                       4.

         Effective January 1, 1998, Section 16.1(b) of the Plan as amended by the First Amendment to the Plan is further amended by deleting such subsection
(b) in its entirety and substituting the following in lieu thereof:

         (b) Former Commonwealth Edison of Indiana Employees. Effective January 1, 1998, notwithstanding any other provision of the Plan to the contrary, any former employee of Commonwealth Edison of Indiana ("ComEd") who was employed by Southern Energy Resources, Inc. on or before December 31, 1997 and is set forth on a schedule of employees acknowledged by the Retirement Board (hereafter "January 1 ComEd Employees") shall be eligible to participate in the Plan effective January 1, 1998. In addition, any former employee of ComEd who becomes employed by Southern Energy Resources, Inc. on or after January 1, 1998 but prior to April 1, 1998 (hereafter "Date of Employment") and is set forth on the schedule of employees acknowledged by the Retirement Board (hereafter "Pre-April 1 ComEd Employees") shall become a Participant as of the first day of the month coincident with or next following such employee's Date of Employment. The following provisions of this subparagraph (b) shall also apply with respect to all January 1 ComEd Employees and Pre-April 1 ComEd Employees (hereafter jointly referred to as "ComEd Scheduled Employees"):

                  (1) Such ComEd Scheduled Employee, if and when he attains his Early Retirement Date, Normal Retirement Date, or Deferred Retirement Date, or terminates service for any reason subject to the requirements of Section 8.1 or 8.2, shall be entitled to receive Retirement Income based on both his Accredited Service with an Employing Company and the service accrued under the Commonwealth Edison Company of Indiana Service Annuity System Plan (the "ComEd Plan") which shall be treated as if Accredited Service under this Plan. To calculate such ComEd Scheduled Employee's Retirement Income, the ComEd Scheduled Employee's Accrued Retirement Income, as determined in accordance with Section 5.1, shall first be reduced by the Employee's accrued benefit in the ComEd Plan, determined as if he retired from ComEd at his normal retirement age, as that term is defined in the ComEd Plan on December 31, 1997. Thereafter, such Employee's Retirement Income shall be subject to applicable reductions, if any, in accordance with Article V,
         Section 8.1 and Section 8.2, as appropriate.

                  (2) For purposes of calculating such ComEd Scheduled Employee's Social Security Offset under Section 5.4, the Social Security Offset shall be determined by using the actual salary history of the ComEd Scheduled Employee during his employment with any Affiliated Employer, and ComEd. If the actual salary history is not available from ComEd, such history shall be estimated in accordance with Section 5.4.

                  (3) For vesting purposes, such ComEd Scheduled Employee shall be entitled to receive Vesting Years of Service as provided in Section
         1.41 and, in addition, shall be entitled to vesting service equal to the sum of the years of service accrued under the ComEd Plan.

                                       5.

         Effective September 1, 1998, Section 17.1 (d) is amended by adding the following sentence to the end thereof:

         Notwithstanding the preceding, in the event a SEPCO Employee is classified as a temporary employee and is eligible to participate in the Plan as such in accordance with this Article XVII, such SEPCO Employee shall be ineligible to participate in the Plan on and after September 1, 1998.

                                       6.

         Effective January 1, 1998, Section 1.14 of the SEPCO Schedule which is incorporated in the Plan by the First Amendment thereto, is amended by deleting the last sentence of such section and substituting the following in lieu thereof:

         Notwithstanding the preceding, "Employee" shall not mean any person who is classified by the Company as an independent contractor regardless of whether such classification is determined to be an error.

                                       7.

         Effective September 1, 1998, Section 3.07 of the SEPCO Schedule which is incorporated into the Plan by the First Amendment thereto, is amended by deleting such section in its entirety and substituting the following in lieu thereof:

         Section 3.07 Notwithstanding any other provision of this Article 3 of the SEPCO Schedule, Leased Employees and, effective September 1, 1998, any individuals classified by the Company as temporary employees, regardless of whether either such classification is determined to be an error, shall not be eligible to participate in the Plan. Notwithstanding the preceding sentence, temporary employees as defined in Section 1.14 of the SEPCO Schedule who were participating in the SEPCO Plan as temporary employees prior to October 13, 1994, shall be eligible to participate in the Plan up to and including August 31, 1998.

                                       8.

         Effective July 1, 1998, Appendix A of the Plan is amended by deleting such Appendix in its entirety and substituting the following in lieu thereof:

                                   APPENDIX A
                        THE SOUTHERN COMPANY PENSION PLAN
                     EMPLOYING COMPANIES AS OF JULY 1, 1998

         Alabama Power Company
         Georgia Power Company
         Gulf Power Company
         Mississippi Power Company
         Savannah Electric and Power Company
         Southern Communications Services, Inc.
         Southern Company Energy Solutions, Inc.
         Southern Company Services, Inc.
         Southern Energy Resources, Inc.
         Southern Nuclear Operating Company, Inc.

                                       9.

         Except as amended herein by this Second Amendment, the Plan shall remain in full force and effect.

         IN WITNESS WHEREOF, Southern Company Services, Inc., through its duly authorized officer, has adopted this Second Amendment to The Southern Company Pension Plan pursuant to resolutions of the Board of Directors of Southern Company Services, Inc. this ____ day of __________, 1998, to be effective as stated herein.


                         SOUTHERN COMPANY SERVICES, INC.


                         By:

                         Title:
ATTEST

By:      ________________________

Its:     ________________________

                               THIRD AMENDMENT TO
                              THE SOUTHERN COMPANY
                                  PENSION PLAN

         WHEREAS, the Board of Directors of Southern Company Services, Inc. (the "Company") heretofore adopted The Southern Company Pension Plan, as amended and restated (the "Plan"), effective January 1, 1997; and

         WHEREAS, the Company desires to amend the Plan to modify the definition of Earnings for appliance salespersons to include certain nonproductive pay earnings types; and

         WHEREAS, the Company desires to amend the Plan to grant prior service credit to certain employees formerly employed by Commonwealth Energy Systems ("CES") and to provide for an offset of the CES retirement benefit; and

         WHEREAS, the Company desires to amend the Plan to grandfather certain employees of Southern Company Energy Marketing L.P. who are rehired by an Employing Company; and

         WHEREAS, the Company desires to clarify Plan language concerning the Retirement Board's responsibility for controlling and managing Plan assets and to clarify the calculation of the level income form of payment with respect to Alternate Payees; and

         WHEREAS, the Company is authorized pursuant to Section 13.1 of the Plan to amend the Plan at any time.

         NOW, THEREFORE, the Company hereby amends the Plan as follows to be effective as provided herein:

                                       1.

         Effective July 1, 1998, Subsection 1.13(b) of the Plan shall be amended by adding the following new language to the end thereof:

         Effective as of July 1, 1998, "Earnings" shall also include, for appliance salespersons, certain nonproductive pay earnings types as determined from time to time by the Board of Directors and set forth on Appendix B to the Plan, which Appendix may be updated from time to time.

                                       2.

         Effective January 1, 1998, Section 5.5 of the Plan shall be amended by deleting the last sentence thereof and by adding the following new language:

         The Federal primary Social Security benefit used in calculating an Employee's Retirement Income and adjustment described in the preceding sentence shall be determined by using the salary history of the Employee during his employment with any Affiliated Employer, as calculated in accordance with Section 5.4. Notwithstanding the preceding sentence with respect to an Alternate Payee, the adjustment described in this paragraph shall be determined by using the Alternate Payee's actual Social Security salary history and estimated age 65 Social Security benefit provided that the Alternate Payee secures this information for the Retirement Board.

                                       3.

         Effective January 1, 1999, Article XVI of the Plan shall be amended by adding the following to the end thereof:

         (c)      Former Commonwealth Energy System Employees.

                  (1) Effective January 1, 1999, notwithstanding any other provision of the Plan to the contrary, any former employees of Commonwealth Energy System ("CES") who were employed by Southern Energy Resources, Inc. and are set forth on a schedule of employees acknowledged by the Retirement Board (hereinafter "CES Employees") shall be eligible to become a Participant as of the first day of the month coincident with or next following the later of the CES Employee's employment date or the date on which he first completes an Eligibility Year of Service as provided in Paragraph (5) below.

                  (2) CES Employees who (A) were actively employed by CES on January 1, 1997 and (B) attain their fortieth (40th) birthday on or before January 1, 2002 shall not be subject to provisions of Article XV of the Plan.

                  (3) If and when a CES Employee attains his Early Retirement Date, Normal Retirement Date, or Deferred Retirement Date, or terminates service for any reason subject to the requirements of
         Section 8.1 or 8.2, he shall be entitled to receive Retirement Income based on both his Accredited Service with an Employing Company and the Credited Service as defined under The Pension Plan for Employees of Commonwealth Energy System and Subsidiary Companies (the "CES Plan") which shall be treated as if Accredited Service under this Plan. However, prior to adjustment for forms of payment, a CES Employee's Retirement Income will be reduced by the Actuarial Equivalent as defined in Appendix D of the applicable amounts set forth in Appendix
         C. Thereafter, such Employee's benefit shall be subject to applicable reductions, if any, in accordance with Article V, Section 8.1 and
         Section 8.2, as appropriate.

                  (4) For purposes of calculating Retirement Income, such CES Employee's actual salary history with CES shall be included. With respect to determining the Social Security Offset, if the actual salary history is not available from CES, such history shall be estimated in accordance with Section 5.4.

                  (5) For vesting and participation purposes, such CES Employee shall be entitled to receive Vesting and Eligibility Years of Service as provided under the Plan and, in addition, shall be entitled to vesting and eligibility service equal to the sum of the Years of Service as defined and accrued under the CES Plan.

                  (6) Notwithstanding any provision in this Plan to the contrary, prior to the offset described in Paragraph 3 above, a CES Employee will be entitled to his Retirement Income or his Retirement Allowance or vested benefit determined under Appendix D as of the earlier of his retirement, termination of employment, or December 31, 2001 whichever has the greater Actuarial Equivalent value as defined in Appendix D. Such determination will be made prior to any adjustment for forms of payments.

                                       4.

         Effective February 11, 1999, Section 10.9 of the Plan shall be amended by deleting such section in its entirety and replacing it with the following:

         Section 10.9 Areas in which the Retirement Board does not have responsibility. The Retirement Board shall not have responsibility with respect to control or management of the assets of the Plan insofar as such control or management is assigned under the Trust Agreement to a Person, including but not limited to an Asset Manager, as those terms are defined under the Trust Agreement.

         The responsibility for providing a procedure for establishing and carrying out a funding policy and method for the Plan consistent with the objectives of the Plan and the requirements of Title I of ERISA shall be that of The Southern Company Pension Fund Investment Review Committee.

                                       5.

         Effective January 1, 1999, Section 15.1 of the Plan shall be amended by adding the following new language to the end thereof:

         (e) Notwithstanding paragraph (c) of this Section 15.1, employees that have been previously employed by an Employing Company, transferred to Southern Company Energy Marketing, L.P., subsequently transfer back to an Employing Company, and are not described in paragraph (a) of this
         Section 15.1, shall not be subject to this Article XV but shall be subject to eligibility to participate in the Plan in accordance with the provisions of Article II.

                                       6.

         Except as amended herein by this Third Amendment, the Plan shall remain in full force and effect.

         IN WITNESS WHEREOF, Southern Company Services, Inc., through its duly authorized officer, has adopted this Third Amendment to The Southern Company Pension Plan pursuant to resolutions of the Board of Directors of Southern Company Services, Inc. this ____ day of __________, 1999, to be effective as stated herein.

                         SOUTHERN COMPANY SERVICES, INC.

                          By:

                          Title:
ATTEST

By:      ________________________
Its:     ________________________

                                   APPENDIX B

                        Nonproductive Pay Earnings Types

Earnings Code               Earnings Description

003                         Salesperson - Hourly
092                         Holiday Taken
093                         Meetings
095                         Meetings - Safety
096                         Disability 100%
100                         Disability Extended Approval
106                         Leave - Death
108                         Occupational Injury
111                         Jury Duty
112                         Training
113                         Safety Training
115                         Vacation
116                         Vacation Special Circumstances
117                         Vacation FMLA Employee
118                         Vacation FMLA Family Care
119                         Time Off With Pay
125                         Holiday Banked - Taken
127                         Vacation In Lieu Of Disability
442                         DISABILITY FMLA EMPLOYEE